UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2016

Proteostasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Technology Square, 4th Floor Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 225-0096

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Our annual meeting of shareholders (the “Meeting”) was held on July 14, 2016. A quorum was present. At the Meeting, our shareholders elected M. James Barrett, Ph.D. and Franklin M. Berger, CFA to serve on our board of directors until the annual meeting of shareholders to be held in 2019. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld
M. James Barrett, Ph.D.	11,760,765	382,448
Franklin M. Berger, CFA	12,053,168	90,045

In addition, our shareholders: (i) ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The tabulation of votes with respect to these proposals was as follows:

	For	Against	Abstain	Non-votes
Ratification of our Independent Registered Public Accounting Firm	13,503,379	4,311	10	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2016	PROTEOSTASIS THERAPEUTICS, INC.

	By:	/s/ Meenu Chhabra
Meenu Chhabra
President and Chief Executive Officer